UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2014

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 588-7711

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

On November 7, 2014, SunTrust Banks, Inc. (the “Company”) filed Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Articles of Incorporation with the Secretary of State of the State of Georgia, setting forth the terms of its Perpetual Preferred Stock, Series F, no par value and $100,000 liquidation preference per share (the “Series F Preferred Stock”). The Articles of Amendment were filed in connection with an underwriting agreement (the “Underwriting Agreement”), dated November 4, 2014, between the Company and the representatives of the underwriters listed on Schedule I thereto, whereby the Company agreed to sell and the Underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement, 500,000 depositary shares, each representing a 1/100th interest in a share of the Series F Preferred Stock (or 5,000 shares of the Series F Preferred Stock in the aggregate).

Under the terms of the Series F Preferred Stock, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock will be subject to certain restrictions in the event that the Company fails to pay dividends on its Series F Preferred Stock. These restrictions are set forth in the Articles of Amendment, a copy of which is attached as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2014, the Company filed the Articles of Amendment with the Secretary of State of the State of Georgia. A copy of the Articles of Amendment is attached as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On November 4, 2014, the Company entered into the Underwriting Agreement. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Company’s effective registration statement on Form S-3 (Registration No. 333-183516) and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated November 4, 2014, among SunTrust Banks, Inc. and the representatives of the underwriters listed on Schedule I thereto.

3.1 & 4.1	Articles of Amendment with respect to the Series F Preferred Stock.

4.2	Form of Certificate representing the Series F Preferred Stock.

4.3	Form of Deposit Agreement between the Company, U.S. Bank National Association, and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Opinion of King & Spalding LLP.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTRUST BANKS, INC.
Date: November 7, 2014	By:	/s/ David A. Wisniewski
David A. Wisniewski
Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 4, 2014, among SunTrust Banks, Inc. and the representatives of the underwriters listed on Schedule I thereto.

3.1 & 4.1	Articles of Amendment with respect to the Series F Preferred Stock.

4.2	Form of Certificate representing the Series F Preferred Stock.

4.3	Form of Deposit Agreement between the Company, U.S. Bank National Association, and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Opinion of King & Spalding LLP.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).